EXHIBIT 10.7

FIRST AMENDMENT TO 10% SECURED PROMISSORY NOTE

THIS FIRST AMENDMENT TO 10% SECURED PROMISSORY NOTE (this “First Amendment”) entered into as of December 22, 2020 (the “First Amendment Effective Date”) is among Camber Energy, Inc, a Nevada corporation (the “Maker”) and ____________________ (the “Payee”).

R E C I T A L S

A. On or about December 11, 2020, the Maker executed and delivered a Promissory Note in favor of the Payee in the Principal Amount of $6,000,000 (the “Promissory Note”).

B. The Maker and the Payee want to amend the Promissory Note, as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Promissory Note. The Promissory Note shall be deemed to be amended effective as of the First Amendment Effective Date so as:

(a) To delete the following provision:

“Notwithstanding any other provision, this Note shall automatically accelerate, and all amounts of unpaid principal and interest shall become due immediately in the event that the Merger does not close or is not fully consummated by the three-month anniversary of the issuance date first stated above.”

(b) To include the following provision:

“Notwithstanding any other provision, this Note shall automatically accelerate, and all amounts of unpaid principal and interest shall become due immediately in the event that the Merger does not close or is not fully consummated by March 11, 2021; however this provision shall not apply if on or before such date the Maker has increased its authorized capital to at least 250,000,000 common shares.”

2. Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of this First Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

3. Severability. In case any provision in or obligation under this First Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

MAKER:

CAMBER ENERGY, INC.

By:
Name:
Title:

PAYEE:

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

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